UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2015

PARKWAY PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-11533	74-2123597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Bank of America Center, 390 North Orange Avenue, Suite 2400, Orlando, Florida 32801
(Address of Principal Executive Offices, including zip code)

(407) 650-0593
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers

Parkway Properties, Inc. (the "Company”) held its Annual Meeting of Stockholders on May 14, 2015 (the “Annual Meeting”) at which the stockholders ratified the adoption of the Parkway Properties, Inc. and Parkway Properties LP 2015 Omnibus Equity Incentive Plan (the “2015 Equity Plan”). The Board of Directors of the Company adopted the 2015 Equity Plan, subject to stockholder approval, on February 20, 2015.

The 2015 Equity Plan permits the grant of awards with respect to a number of shares of common stock equal to the sum of (1) 2,500,000 shares, plus (2) the number of shares available for future awards under the Parkway Properties, Inc. and Parkway Properties LP 2013 Omnibus Equity Incentive Plan (the "2013 Equity Plan") as of the Annual Meeting, plus (3) the number of shares related to awards outstanding under the 2013 Equity Plan as of the Annual Meeting that terminate by expiration or forfeiture, cancellation, or otherwise without the issuance of such shares of common stock.

The 2015 Equity Plan permits the grant of the following types of awards: (1) stock options, including nonstatutory stock options and incentive stock options; (2) stock appreciation rights; (3) restricted shares; (4) restricted share units; (5) profits interest units; (6) dividend equivalent rights; and (7) other forms of awards payable in or denominated by reference to shares of common stock. All of the employees of the Company and Parkway Properties LP (the “Operating Partnership”), employees of certain subsidiaries of the Company, non-employee directors of the Company (excluding directors nominated by TPG VI Pantera Holdings, L.P.) and any consultants or advisors to the Company or the Operating Partnership are eligible to participate in the 2015 Equity Plan.

A description of the material terms of the 2015 Equity Plan is set forth under the heading “Proposals to be Voted on—Proposal 4—Ratify Adoption of the 2015 Omnibus Equity Incentive Plan” in the Company's 2015 Proxy Statement. The foregoing description of the terms of the 2015 Equity Plan is qualified in all respects by the terms of the 2015 Equity Plan, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

The forms of Profits Interest Units (LTIP Units) Agreement and Restricted Stock Unit Agreement - Time Vesting are attached hereto as Exhibits 10.2 and 10.3, respectively, and are incorporated by reference into this Item 5.02.

Item 5.07    Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the stockholders (i) elected the ten director nominees, (ii) approved, on an advisory basis, the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2015 fiscal year, (iii) approved, on an advisory basis, the compensation awarded to the Company’s Named Executive Officers for 2014, and (iv) ratified the adoption of the 2015 Equity Plan.

The results of the voting for the ten director nominees were as follows:

Name	Affirmative	Withheld	Broker Non-Votes
Avi Banyasz	78,439,500	21,425,699	7,905,833
Charles T. Cannada	96,728,879	3,136,320	7,905,833
Edward M. Casal	97,309,106	2,556,093	7,905,833
Kelvin L. Davis	47,009,881	52,855,318	7,905,833
Laurie L. Dotter	97,692,732	2,172,467	7,905,833
James R. Heistand	97,271,440	2,593,759	7,905,833
C. William Hosler	96,995,558	2,869,641	7,905,833
Adam S. Metz	89,600,158	10,265,041	7,905,833
Brenda J. Mixson	90,485,592	9,379,607	7,905,833
James A. Thomas	96,673,472	3,191,727	7,905,833

The results for the advisory vote for the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2015 fiscal year were as follows:

Affirmative	Negative	Abstentions	Broker Non-Votes
104,432,057	5,032	3,129	0

The results for the advisory vote on executive compensation for 2014 were as follows:

Affirmative	Negative	Abstentions	Broker Non-Votes
93,892,907	1,892,543	748,935	7,905,833

The results of the voting for the ratification of the adoption of the 2015 Equity Plan were as follows:

Affirmative	Negative	Abstentions	Broker Non-Votes
94,435,561	2,048,867	49,957	7,905,833

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Parkway Properties, Inc. and Parkway Properties LP 2015 Omnibus Equity Incentive Plan
10.2	Form of Profits Interest Units (LTIP Units) Agreement under the 2015 Omnibus Equity Incentive Plan
10.3	Form of Restricted Stock Unit Agreement - Time Vesting under the 2015 Omnibus Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2015                PARKWAY PROPERTIES, INC.

BY:    /s/ Jeremy R. Dorsett
Jeremy R. Dorsett
Executive Vice President and
General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Parkway Properties, Inc. and Parkway Properties LP 2015 Omnibus Equity Incentive Plan
10.2	Form of Profits Interest Units (LTIP Units) Agreement under the 2015 Omnibus Equity Incentive Plan
10.3	Form of Restricted Stock Unit Agreement - Time Vesting under the 2015 Omnibus Equity Incentive Plan